UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2011

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Agreement.

On January 11, 2011, MarkWest Energy Partners, L.P. (the “Partnership”) and MarkWest Energy Operating Company, L.L.C. (the “Operating Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as the sole underwriter (the “Underwriter”), with respect to the issuance and sale in an underwritten public offering (the “Offering”) by the Partnership of 3,450,000 common units representing limited partner interests (the “Common Units”) at an offering price to the public of $41.20 per common unit, which includes 450,000 additional common units to be purchased pursuant to the full exercise of the Underwriter’s over-allotment option. The Common Units to be sold in the Offering were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-164323). The closing of the Offering is expected to occur on January 14, 2011. Legal opinions related to the Common Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Partnership intends to use the net proceeds from the Offering of approximately $138.1 million to partially fund its ongoing capital expenditure program, including a portion of the costs associated with the previously announced acquisition of assets from EQT Gathering, LLC, as described in our Current Report on Form 8-K filed with the Commission on January 4, 2011, if such transaction is completed.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Underwriting Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01.    Regulation FD Disclosure

On January 10, 2011, the Partnership issued a press release announcing the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

On January 11, 2011, the Partnership issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance, and other factors as discussed in our filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated as of January 11, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Operating Company, L.L.C. and Morgan Stanley & Co. Incorporated, as the sole underwriter.
5.1	Opinion of Vinson & Elkins
8.1	Opinion of Vinson & Elkins, relating to tax matters
23.1	Consent of Vinson & Elkins (included in Exhibit 5.1)
23.2	Consent of Vinson & Elkins (included in Exhibit 8.1)
99.1	Press release dated January 10, 2011, announcing public offering of common units.
99.2	Press release dated January 11, 2011, announcing pricing of public offering of common units.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: January 13, 2011	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of January 11, 2011, among MarkWest Energy Partners, L.P., MarkWest Energy Operating Company, L.L.C. and Morgan Stanley & Co. Incorporated, as the sole underwriter.
5.1	Opinion of Vinson & Elkins
8.1	Opinion of Vinson & Elkins, relating to tax matters
23.1	Consent of Vinson & Elkins (included in Exhibit 5.1)
23.2	Consent of Vinson & Elkins (included in Exhibit 8.1)
99.1	Press release dated January 10, 2011, announcing public offering of common units.
99.2	Press release dated January 11, 2011, announcing pricing of public offering of common units.